HENDERSON GLOBAL FUNDS

Henderson High Yield Opportunities Fund
(the “Fund”)

Supplement dated March 30, 2016
to the Prospectus dated November 30, 2015 as amended December 17, 2015

This Supplement provides new information and modifies certain disclosure in the Prospectus dated November 30, 2015 as amended December 17, 2015.  Investors should retain this Supplement with the Prospectus for future reference.

Effective March 31, 2016, the following information replaces, in its entirety, the table with respect to the Fund under “Fees and Expenses of the Fund” section on page thirty-six (36) of the Prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees (c)	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (d)	0.48%	0.35%	0.50%	0.50%
Acquired Fund Fees and Expenses (e)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.24%	1.86%	1.01%	1.01%
Fee Waiver and/or Expense Reimbursement (f)	(0.30)%	(0.17)%	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.94%	1.69%	0.69%	0.69%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)	Management Fees have been restated to reflect the contractual management fee schedule effective March 31, 2016.

(d)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(e)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(f)
Fee Waiver and/or Expense Reimbursement has been restated to reflect the contractual Expense Limitation Agreement effective March 31, 2016. The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.68% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Effective March 31, 2016, the following information replaces, in its entirety, the table with respect to the Fund under “Expense Example” section beginning on page thirty-six (36) of the Prospectus:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 566	$ 760	$ 970	$ 1,762
Class C	$ 272	$ 533	$ 918	$ 2,101
Class I	$ 70	$ 221	$ 384	$ 1,073
Class R6	$ 70	$ 221	$ 384	$ 1,073

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 566	$ 760	$ 970	$ 1,762
Class C	$ 172	$ 533	$ 918	$ 2,101
Class I	$ 70	$ 221	$ 384	$ 1,073
Class R6	$ 70	$ 221	$ 384	$ 1,073

The following information replaces the last paragraph with respect to the Fund under “Performance” section on page forty (40) of the Prospectus:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

Effective March 31, 2016, the following information replaces the information with respect to the Fund under “Investment Adviser and Subadvisers” section on page eighty-eight (88) of the Prospectus:

High Yield Opportunities Fund
0.50%

HENDERSON GLOBAL FUNDS

Henderson High Yield Opportunities Fund

Supplement dated March 30, 2016
to the Statement of Additional Information dated November 30, 2015

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with the Statement of Additional Information.

Effective March 31, 2016, the following replaces information in the table following the fifth paragraph under “Investment Advisory and Other Services” beginning on page seventy-six (76) of the Statement of Additional Information:

High Yield Opportunities Fund2
0.50%

2	The fee has been updated to reflect that management fees have been restated to reflect the contractual management fee schedule effective March 31, 2016.

Effective March 31, 2016, the tenth paragraph under “Investment Advisory and Other Services” beginning on page seventy-six (76) of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

With respect to each Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding Distribution and/or Service (12b-1) fees, acquired fund fees and expenses on underlying funds owned, interest, taxes, brokerage commissions and other investment-related costs including dividend and interest expenses on securities sold short and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to:  0.60% of the Fund’s average daily net assets for the All Asset Fund, 1.05% of the Fund’s average daily net assets for the Dividend & Income Builder Fund, 1.75% of the Fund’s average daily net assets for the European Focus Fund, Global Technology Fund and International Opportunities Fund, 1.15% of the Fund’s average daily net assets for the Global Equity Income Fund, 1.54% of the Fund’s average daily net assets for the Emerging Markets Fund, 0.68% of the Fund’s average daily net assets for the High Yield Opportunities Fund, 0.85% of the Fund’s average daily net assets for the Strategic Income Fund, 1.50% of the Fund’s average daily net assets for the International Long/Short Equity Fund, 0.89% of the Fund’s average daily net assets for the International Select Equity Fund, 0.90% of the Fund’s average daily net assets for the Unconstrained Bond Fund, and 0.95% of the average daily net assets for the US Growth Opportunities Fund.  These contractual arrangements will remain in effect until July 31, 2020 for each Fund.